SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 23, 2000


                      NEW CENTURY MORTGAGE SECURITIES, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF DECEMBER 1, 1999, PROVIDING FOR THE ISSUANCE OF
            ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 1999-NCD)


                      New Century Mortgage Securities, Inc.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------




           Delaware                   333-76805                33-0852169
-----------------------------    -------------------     ----------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
of Incorporation)                  File Number)          Identification Number)

         18400 Von Karman
         Irvine, California                                  92612
---------------------------------------                   --------
(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243
                                                     --------------





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                                       -2-



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                       Item 601(a) of
                       Regulation S-K
Exhibit No.            Exhibit No.                      Description
-----------            -----------                      -----------

1                      5.1, 8.1, 23.1                   Opinion and Consent of
                                                        Thacher Proffitt & Wood.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 23, 2000


                                           NEW CENTURY MORTGAGE
                                           SECURITIES, INC.


                                           By:  /s/ Patrick Flanagan:
                                              -------------------------
                                           Name:    Patrick Flanagan
                                           Title:   President




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                                       -4-


                                  EXHIBIT INDEX


                  Item 601(a) of
Exhibit           Regulation S-K
Number            Exhibit No.                        Description
------            -----------                        -----------

1                          5.1, 8.1, 23.1       Opinion and Consent of Counsel